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                                                                     EXHIBIT 1.1



                       BANC ONE AUTO GRANTOR TRUST 1996-B


             $______________ CLASS A ____% ASSET BACKED CERTIFICATES $_____________ CLASS B ____% ASSET BACKED CERTIFICATES


                              BANK ONE, ARIZONA, NA
                                    (SELLER)

                         FORM OF UNDERWRITING AGREEMENT

                                  June __, 1996


BANC ONE CAPITAL CORPORATION
90 North High Street
Columbus, OH 43215

SALOMON BROTHERS INC
7 World Trade Center
32nd Floor
New York, NY  10048


Ladies and Gentlemen:

          1. INTRODUCTORY. Banc One ABS Corporation, an Ohio Corporation (the "Seller"), proposes to cause BANC ONE AUTO GRANTOR TRUST 1996-B (the "Trust") to issue $______________ principal amount of its Class A ____% Asset Backed Certificates (the "Class A Certificates") and $_____________ principal amount of
its Class B     % Asset Backed Certificates (the "Class B Certificates" and,
together with the Class A Certificates, the "Certificates") and the Seller proposes to sell the Certificates to the several underwriters named in Schedule I attached hereto (the "Underwriters"). The assets of the Trust include, among other things, a pool of retail receivables generated from time to time pursuant to motor vehicle retail installment sale contracts (the "Receivables") secured by new or used automobiles, vans or light-duty trucks financed thereby (the "Financed Vehicles"), and certain monies received thereunder on or after June 1, 1996 (the "Cutoff Date"), and the other property and the proceeds thereof to be conveyed to the Trustee pursuant to the Pooling and Servicing Agreement to be dated as of June 1, 1996 (the "Pooling and Servicing Agreement") among the Seller, as seller and Bank One, Arizona, NA, a national banking association, as servicer (the "Bank" or the "Servicer") and Bankers Trust Company, a New York banking corporation, as


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trustee (the "Trustee").  Pursuant to the Pooling and Servicing Agreement, the
Seller will sell the Receivables to the Trustee, acting on behalf of Trust and the Servicer will service the Receivables on behalf of the Trust. In addition, pursuant to the Pooling and Servicing Agreement, the Servicer will agree to perform certain administrative tasks. The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

          Certain of the Receivables were originated by Valley National Financial Services Company ("Valley National" or the "Subservicer"), a wholly-owned subsidiary of the Bank will be sold to the Bank pursuant to the terms of the Loan Purchase and Servicing Agreement (the "Loan Purchase and Servicing Agreement") dated as of June 1, 1996 between the Bank and Valley National. The Bank will sell the Receivables to the Seller pursuant to the terms of the Loan Sale Agreement dated as of June 1, 1996 (the "Loan Sale Agreement") between the Bank and the Seller.

          Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Pooling and Servicing Agreement.

          2. REPRESENTATIONS AND WARRANTIES OF THE SELLER. (a) The Seller represents and warrants to and agrees with the Underwriters that:

          (i) A registration statement (No. 333-3457), including a form of prospectus, on Form S-3 relating to the Certificates has been filed with the Securities and Exchange Commission (the "Commission") and either (A) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If the Seller does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of the Underwriting Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of the Underwriting Agreement, "Effective Time" means (x) if the Seller has advised the Underwriters that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of the Underwriting Agreement, was declared effective by the Commission, or (y) if the Seller has advised the Underwriters that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective


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     amendment, as the case may be, is declared effective by the Commission.
     "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement," and the form of prospectus relating to the Certificates, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or, if no such filing is required, as included in the Registration Statement at the Effective Date, is hereinafter referred to as the "Prospectus."

         (ii) If the Effective Time is prior to the execution and delivery of the Underwriting Agreement: (A) on the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations"), (B) on the date of the Underwriting Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, (C) on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (D) on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date the Prospectus will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. If the Effective Time is subsequent to the execution and delivery of the Underwriting Agreement: (1) on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, (2) on the Effective Date, the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (3) on the Effective Date, at the time of filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to


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     make the statements therein, in the light of the circumstances under which they were made, not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectus based upon written information furnished to the Seller by any Underwriter through the Underwriters specifically for use therein and the Seller acknowledges that the only such information is the Underwriters' Information as defined in Section 2(b) hereof.

        (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Seller. The execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Certificates and compliance with the terms and provisions hereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the properties of the Seller is subject which could reasonably be expected to have a material adverse effect on the transactions contemplated herein. The Seller has full corporate power and authority to (i) authorize the Trustee to execute and deliver the Certificates to the Seller and (ii) sell the Certificates to the Underwriters, all as contemplated by the Underwriting Agreement.

         (iv) Other than as contemplated by the Underwriting Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Seller any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by the Underwriting Agreement.

          (v) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

         (vi) As of the Closing Date (as defined below), the representations and warranties of (i) the Seller and the Bank under the Pooling and Servicing Agreement will be true and correct in all material respects and each such representation and warranty is so incorporated herein by this reference; (ii) the Bank under the Loan Sale Agreement, (iii) Valley National under the Loan Purchase and Servicing Agreement and (iv) the Seller herein shall be true and correct in all material respects.

        (vii) The Seller's assignment and delivery of the Receivables to the Trustee, on behalf of the Trust, on the


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     Closing Date will vest in the Trustee, on behalf of the Trust, all the
     Seller's right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior Lien.

       (viii) The Certificates, when duly and validly executed and authenticated by the Trustee, in accordance with the Pooling and Servicing Agreement, and delivered and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

         (ix) Neither the transfer from the Seller to the Trustee, acting on behalf of the Trust, of the Receivables and other Trust Property conveyed by it to the Trust pursuant to the Pooling and Servicing Agreement, nor the assignment of the security interest of the Seller in the Financed Vehicles or the other Trust Property to the Trustee, acting on behalf of the Trust, pursuant to the Pooling and Servicing Agreement, nor the issuance, sale and delivery of the Certificates, nor the fulfillment of the terms of the Certificates, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the organizational documents of the Seller or any material indenture or other material agreement or instrument to which the Seller is a party or by which it or its properties is bound or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Seller or will result in the creation of any Lien upon any material property or assets of the Seller.

          (x) The Seller has caused the Servicer to deliver to the Underwriters or to counsel for the Underwriters complete and correct copies of publicly available portions of the Consolidated Report of Condition of the Servicer for the period ended March 31, 1996, as submitted to the Governors of the Federal Reserve System; except as set forth in or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the financial condition or results of operations of the Servicer since March 31, 1996.

         (xi) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance by the Seller of the Underwriting Agreement, the Pooling and Servicing Agreement and the Certificates shall have been paid or will be paid by or on behalf of the Seller at or prior to the Closing Date to the extent then due.


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          (b)  The Seller hereby agrees with the Underwriters that, for all purposes of the Underwriting Agreement, the only information furnished to the Seller by the Underwriters specifically for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, are the statements with respect to stabilization on the second page of, and the statements under the caption "Underwriting" in, the preliminary prospectus and the Prospectus (collectively, the "Underwriters' Information").

           3. PURCHASE, SALE AND DELIVERY OF THE CERTIFICATES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Seller, the principal amount of the Class A Certificates set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price of __________% of the principal amount thereof and the principal amount of the Class B Certificates set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price of __________% of the principal amount thereof.

The Seller will deliver the Certificates to the Underwriters, for the account of the Underwriters, against payment of the purchase price to or upon the order of the Seller by wire transfer or check in Federal (same day) Funds, at the office of Stroock & Stroock & Lavan, Seven Hanover Square, New York, New York 10004, at
10:00 a.m., New York time on June   , 1996, or at such other time not later than
seven full business days thereafter as the Underwriters and the Seller determine, such time being herein referred to as the "Closing Date." The Certificates to be so delivered will be initially represented by one or more Class A Certificates and one or more Class B Certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

4. OFFERING. It is understood that, after the Registration Statement becomes effective, the Underwriters propose to offer the Certificates for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus.

           5. COVENANTS OF THE SELLER. The Seller covenants and agrees with the several Underwriters that:


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          (a)  If the Effective Time is prior to the execution and delivery of the Underwriting Agreement, the Seller will file the Prospectus, properly completed, with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by the Underwriters, subparagraph
(4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of the Underwriting Agreement and (ii) the fifth business day after the Effective Date. The Seller will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

          (b) The Seller will advise the Underwriters promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Underwriters, which consent shall not be unreasonably withheld or delayed; the Seller will also advise the Underwriters promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; and the Seller will also advise the Underwriters promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution of the Underwriting Agreement) and of any amendment or supplement to the Registration Statement or the Prospectus and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and the Seller will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

          (c) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Seller promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance. Neither the consent of the Underwriters to, nor the delivery by the Underwriters of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) The Seller will timely prepare and file all periodic reports, on behalf of the Trust, with the Commission referred to in its No-Action Letter to the Commission dated


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August 11, 1995 until no longer required to do so as permitted by Section 15(d)
of the Exchange Act.

          (e) The Seller will furnish to each of the Underwriters copies of the Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably request.

          (f) The Seller will take all actions which are reasonably necessary to arrange for the qualification of the Certificates for sale under the laws of such jurisdictions as the Underwriters designate and will continue such qualifications in effect so long as required for the distribution; PROVIDED, HOWEVER, that in no event shall the Seller be obligated to qualify as a foreign corporation or to execute a general or unlimited consent to service of process in any such jurisdiction.

          (g) For a period from the date of the Underwriting Agreement until the retirement of the Certificates, or until such time as the Underwriters shall cease to maintain a secondary market in the Certificates, whichever occurs first, the Seller will deliver to the Underwriters the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

          (h) So long as any of the Certificates are outstanding, the Seller will furnish to the Underwriters (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Certificateholders or filed with the Commission on behalf of the Trust pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller as the Underwriters may reasonably request only insofar as such information reasonably relates to the Registration Statement or the transactions contemplated by the Pooling and Servicing Agreement.

          (i) On or before the Closing Date, the Seller shall mark its accounting and computer records relating to the Receivables and shall cause the Bank and Valley National to mark its respective computer records relating to the Receivables to show the absolute ownership by the Trustee on behalf of the Trust of the Receivables, and from and after the Closing Date none of the Seller, the Bank or Valley National shall take any action inconsistent with the ownership by the Trustee on behalf


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of the Trust of such Receivables, other than as permitted by the Pooling and
Servicing Agreement.

          (j) To the extent, if any, that any of the ratings provided with respect to the Certificates by the rating agency or agencies that initially rate any of the Certificates are conditional upon the furnishing of documents or the taking of any other actions by the Seller on or prior to the Closing Date, the Seller shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Underwriters at the time it is delivered to the rating agencies.

          (k) For the period beginning on the date of the Underwriting Agreement and ending on the Closing Date, neither the Seller nor any Affiliate or trust originated, directly or indirectly, by the Seller or any Affiliate (or any trust, partnership or other entity sponsored by the Seller or any Affiliate or in which the Seller or any Affiliate is a partner or a stockholder) will, without the prior written consent of the Underwriters, offer to issue or issue notes collateralized by, or certificates (other than the Certificates) evidencing an ownership interest in, motor vehicle installment sale contracts, PROVIDED, HOWEVER, that except as otherwise provided by the Pooling and Servicing Agreement, this shall not be construed to prevent (i) the sale of Receivables by any Affiliate of the Seller to any person or (ii) any sales or grants of participations in and to Receivables by one or more Affiliates of the Seller to one or more other Affiliates of the Seller.

          (l) The Seller will apply the net proceeds of the sale of the Certificates that it receives in the manner set forth in the Prospectus under the caption "Use of Proceeds."

          (m) The Seller will pay all expenses incident to the performance of its obligations under the Underwriting Agreement, including (i) the printing and filing of the documents (including the Registration Statement and Prospectus),
(ii) the preparation, issuance and delivery of the Certificates to the Underwriters, (iii) the fees and disbursements of the Seller's counsel and accountants, (iv) the qualification of the Certificates under securities laws in accordance with the provisions of Section 6(f), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested, (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky or legal investment survey prepared in connection with the Certificates, (vii) any fees charged by rating agencies for the rating of the Certificates, (viii) the fees and expenses, if any, incurred with respect to any filing


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with the National Association of Securities Dealers, Inc. and (ix) the fees and expenses of Squire Sanders & Dempsey, Arizona.

           6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Certificates will be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties on the part of the Seller herein, to the accuracy of the written statements of officers of the Seller made pursuant to the provisions of this Section, to the performance by the Seller of its obligations hereunder and to the following additional conditions precedent:

          (a) If the Effective Time is not prior to the execution and delivery of the Underwriting Agreement, the Effective Time shall have occurred not later than 6:00 p.m. New York City time on the date of the Underwriting Agreement or such later time or date as shall have been consented to by the Underwriters.

          (b) If the Effective Time is prior to the execution and delivery of the Underwriting Agreement, the Prospectus and any supplements thereto shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Underwriters, shall be contemplated by the Commission.

          (c) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of the Underwriting Agreement, shall be on or prior to the date of the Underwriting Agreement or, if the Effective Time is subsequent to the execution and delivery of the Underwriting Agreement, shall be prior to the filing of the amendment or post-effective amendment to the Registration Statement to be filed shortly prior to the Effective Time), of Deloitte & Touche L.L.P. with respect to certain agreed-upon procedures, confirming that such accountants are independent public accountants within the meaning of the Act and the Rules and Regulations, and substantially in the form of the draft to which the Underwriters have previously agreed and otherwise in form and substance reasonably satisfactory to the Underwriters and counsel for the Underwriters.

          (d) Subsequent to the execution and delivery of the Underwriting Agreement, there shall not have occurred (i) any change, or any development involving a prospective change materially and adversely affecting (A) the Trust Property taken as a whole or (B) the business or properties of the Seller, the Bank, Valley National or BANC ONE CORPORATION which, in the


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reasonable judgment of the Underwriters in the case of either (A) or (B) makes it impractical or inadvisable to market the Certificates on the terms and in the manner contemplated in the Prospectus; (ii) any downgrading in the rating of any debt securities of BANC ONE CORPORATION or any of its Affiliates by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange;
(iv) any suspension of trading of any securities of BANC ONE CORPORATION on any exchange or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters (including the Underwriters), the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Certificates.

          (e) The Underwriters shall have received an opinion of Squire, Sanders & Dempsey, special counsel to the Seller, the Bank and Valley National or from such other counsel reasonably satisfactory to the Underwriters and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and to enter into and perform its obligations under the Underwriting Agreement and the Pooling and Servicing Agreement.

         (ii) The Seller has duly authorized, executed and delivered the written order to the Trustee to execute and deliver the Certificates. When the Certificates have been duly executed, delivered and authenticated in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to the Underwriting Agreement, the Certificates will be validly issued, outstanding and entitled to the benefits of the Pooling and Servicing

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     Agreement, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

        (iii) The Seller has duly authorized, executed and delivered the Underwriting Agreement, the Loan Sale Agreement and the Pooling and Servicing Agreement, and each of the Loan Sale Agreement and the Pooling and Servicing Agreement is the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity)

         (iv) Neither the transfer of the Trust Property by the Seller to the Trustee on behalf of the Trust, nor the execution and delivery by the Seller of the Underwriting Agreement, the Loan Sale Agreement or the Pooling and Servicing Agreement, nor the consummation by the Seller of the transactions contemplated by the Underwriting Agreement, the Loan Sale Agreement or the Pooling and Servicing Agreement nor the performance by the Seller of its obligations thereunder will (i) violate the articles of incorporation or the code of regulations, each as amended, of the Seller or
     (ii) violate or contravene the terms of applicable provisions of statutory law or regulation.

          (v) To such counsel's knowledge, there are no actions, proceedings or investigations pending against the Seller or threatened against the Seller before any court, administrative agency or tribunal (i) asserting the invalidity of the Trust, the Underwriting Agreement, the Loan Sale Agreement or the Pooling and Servicing Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Underwriting Agreement, the Loan Sale Agreement or the Pooling and Servicing Agreement or the execution and delivery thereof or (iii) that could reasonably be expected to materially and adversely affect the enforceability of the Underwriting Agreement, the Loan Sale Agreement or the Pooling and Servicing Agreement against the Seller or the ability of the Seller to perform its obligations thereunder.

         (vi) No consent, license, approval, authorization or order of, or filing with, any court or governmental agency or body is required of the Seller for the consummation by the Seller of the transactions contemplated in the Underwriting Agreement, the Loan Sale Agreement or the Pooling and Servicing Agreement, except such consents, licenses, approvals, authorizations or orders as have been obtained or such filings as have been made and except where the failure to obtain the same would not have a material adverse effect upon the rights of the Certificateholders.

        (vii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Seller that are required to be disclosed in the Registration Statement, other than those disclosed therein.

       (viii) The Seller is not, and will not as a result of the offer and sale of the Certificates as contemplated in the Prospectus and the Underwriting Agreement become, an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

         (ix) All actions required, if any, to be taken and all filings required to be made by the Seller or the Trust under the Act and the Exchange Act prior to the sale of the Certificates have been duly taken or made.

          (x) The Pooling and Servicing Agreement need not be qualified under the Trust Indenture Act and the Trust is not required to register under the Investment Company Act.

         (xi) Such counsel has been advised by the Commission's staff that the Registration Statement has become effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) promulgated under the Act has been made in the manner and within the time period required under such rule; and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose are pending or threatened by the Commission.

        (xii) The statements in the Prospectus under the headings "Summary of Terms -- Tax Status," "Federal Income Tax Consequences," "Summary of Terms--ERISA Considerations," and "ERISA Considerations," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and accurately describe the material consequences to holders of the Certificates under the Code and ERISA.

        (xiii) The Trust will not be classified as an association taxable as a corporation for federal income tax purposes and, instead, under subpart E, part I of subchapter J of the Internal Revenue Code of 1986, as amended, the Trust will be treated as a grantor trust and, except with respect to amounts received with respect to the Receivables which are payable by the Trust to the Seller or to the Collateral Agent for deposit in the Reserve Fund and certain amounts payable by the Trust to the Servicer, each Certificateholder will be treated as the owner of an undivided pro rata interest in the income and corpus attributable to the Trust.

        (xiv) To such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which the Seller is a party that are required to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

         (xv) Such counsel shall state that they have participated in the preparation of the Registration Statement and no facts have come to their attention which may cause them to believe that the Registration Statement, as of the Effective Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date or the Closing Date, contains any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in the Registration Statement or the Prospectus.

        (xvi) Each of the Loan Purchase and Servicing Agreement, the Loan Sale Agreement, the Pooling and Servicing Agreement and the Bank Agreement meets each of the requirements of Section 13(e) of the Federal Deposit Insurance Act, as amended (the "FDIA"), and neither Section 11(d)(9) nor Section 11(n)(4)(I) of the FDIA would prevent the Pooling and Servicing Agreement from forming the basis of a claim against the FDIC as conservator or receiver or in its corporate capacity, or against any bridge bank chartered pursuant to Section 11(n) of the FDIA. For purposes of this paragraph
     (xiv), such counsel may assume that from the time of its execution each of the Loan Purchase and Servicing Agreement, the Loan Sale Agreement, the Pooling and Servicing Agreement and the Bank Agreement has been and will be an official record (as such term is used in Sections 11(n)(4)(I)(iv) and 13(e)(4) of the FDIA) of the Bank.

        (xvii) The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties, to conduct its business as now conducted and as proposed to be conducted by it and to enter into and perform its obligations under the agreement in the form attached hereto as Exhibit A (the "Bank Agreement") the Pooling and Servicing Agreement, the Loan Purchase and Servicing Agreement and the Loan Sale Agreement (collectively, the "Bank Documents").


       (xviii) The Bank has duly authorized, executed and delivered each of the Bank Documents, and each of the Bank Documents is the legal, valid and binding obligations of the Bank, enforceable against the Bank in accordance with the respective terms thereof, subject as to enforceability, to the effects of applicable insolvency, receivership, conservatorship and other similar laws affecting the rights of creditors' generally or the rights of creditors of institutions the deposits in which are insured by the FDIC and subject to general principles of equity (whether applied in a proceeding at law or in equity).

         (xix) Neither the execution and delivery by the Bank of any Bank Document nor the consummation by the Bank of the transactions contemplated therein nor the fulfillment of the terms thereof by the Bank will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of association or by-laws of the Bank or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Bank of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

         (xx) To such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against the Bank before or by any governmental authority that could reasonably be expected to materially and adversely affect the performance by the Bank of its obligations under, or the validity or enforceability of, any Bank Document.

        (xxi) Valley National has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Arizona with corporate power and authority to own its properties, to conduct it business as now conducted and as proposed to be conducted by it and to enter into and perform its obligations under the Loan Purchase and Servicing Agreement.

       (xxii) Valley National has duly authorized, executed and delivered the Loan Purchase and Servicing Agreement and the Loan Purchase and Servicing Agreement is the legal, valid and binding obligation of Valley National, enforceable against Valley National in accordance with its terms, subject as to enforceability, to the effects of applicable bankruptcy, insolvency, receivership, moratorium, fraudulent conveyance, reorganization, conservatorship and other similar laws affecting the rights of creditors' generally or the rights of creditors of institutions the deposits and subject to general principles of equity (whether applied in a proceeding at law or in equity).

      (xxiii) Neither the execution and delivery by Valley National of the Loan Purchase and Servicing Agreement nor the consummation by Valley National of the transactions contemplated therein nor the fulfillment of the terms thereof by Valley National will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the [articles of association or by-laws] of Valley National, or result in a violation of or contravene the terms of any statute, order or regulation applicable to Valley National of any court, regulatory body, administrative agency or governmental body having jurisdiction over Valley National.

       (xxiv) To such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against Valley National before or by any governmental authority that could reasonably be expected to materially and adversely affect the performance by Valley National of its obligations under, or the validity or enforceability of the Loan Purchase and Servicing Agreement.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the States of Ohio, Arizona and New York.

          (f) The Underwriters shall have received the opinion of Squire, Sanders & Dempsey, special counsel to the Seller, dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters, regarding the creation, attachment and perfection of a first priority security interest in the Receivables, the Financed Vehicles located in the State of Arizona and the property held in the Reserve Fund in favor of the Trustee on behalf of the Certificateholders. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the States of Ohio, Arizona and New York.

          (g) The Underwriters shall have received the opinion of in-house counsel to the Bank, or such other counsel acceptable to the Underwriters and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

          (i) Neither the execution and delivery by the Bank of any Bank Documents nor the consummation by the Bank of the transactions contemplated therein nor the fulfillment of the terms thereof by the Bank will (a) violate the articles of association or by-laws of the Bank, (b) result in a breach, violation or acceleration of, or constitute a default under, any term or provision of any material indenture or other material agreement or instrument of which such counsel has knowledge after due inquiry to which the Bank is a party or by which it is bound or (c) result in a violation of or contravene the terms of any Federal or Arizona statute or, to such counsel's knowledge, any order or regulation applicable to the Bank of any Federal or Arizona court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank.

         (ii) Such counsel has been advised of the Bank's standard operating procedures relating to the Bank's acquisition of a perfected first priority security interest in the vehicles financed by the Bank pursuant to the retail automobile, van or light duty truck installment sale contracts in the ordinary course of the Bank's business. Assuming that the Bank's standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles (such counsel having no reason to believe that the Bank has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Financed Vehicles), the Bank has acquired or will acquire a perfected first priority security interest in the Financed Vehicles.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Arizona.

          (h) The Underwriters shall have received the opinion of in-house counsel to Valley National, or such other counsel acceptable to the Underwriters and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

          (i) Neither the execution and delivery by Valley National of the Loan Purchase and Servicing Agreement nor the consummation by Valley National of the transactions contemplated therein nor the fulfillment of the terms thereof by Valley national will (a) violate the [articles of association or by-laws] of Valley National, (b) result in a breach, violation or acceleration of, or constitute a default under, any term or provision of any material indenture or other material agreement or instrument of which such counsel has knowledge after due inquiry to which Valley National is a party or by which it is bound or (c) result in a violation of or contravene the terms of any Federal or Arizona statute or, to such counsel's knowledge, any order or regulation applicable to Valley National of any Federal or Arizona court, regulatory body, administrative agency or governmental body having jurisdiction over Valley National.

         (ii) Such counsel has been advised of Valley National's standard operating procedures relating to Valley National's acquisition of a perfected first priority security interest in the vehicles financed by Valley National pursuant to the retail automobile, van or light duty truck installment sale contracts in the ordinary course of Valley National's business. Assuming that Valley National's standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles (such counsel having no reason to believe that Valley National has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Financed Vehicles securing the Receivables sold by Valley National to the Bank pursuant to the Loan Purchase and Servicing Agreement), Valley National has acquired or will acquire a perfected first priority security interest in the Financed Vehicles securing the Receivables sold by Valley National to the Bank pursuant to the Loan Purchase and Servicing Agreement.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Arizona.

          (i) The Underwriters shall have received an opinion addressed to it of Stroock & Stroock & Lavan, in its capacity as counsel to the Underwriters, dated the Closing Date, with respect to the validity of the Certificates and such other related matters as the Underwriters shall reasonably require and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (j) The Underwriters shall have received an opinion of counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) The Trustee is a banking corporation validly existing and in good standing under the laws of the State of New York.

         (ii) The Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Pooling and Servicing Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of the Pooling and Servicing Agreement.

        (iii) The Pooling and Servicing Agreement has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (iv) The Certificates have been duly authenticated by the Trustee in accordance with the terms of the Pooling and Servicing Agreement.

          (k) The Underwriters shall have received copies of each opinion of counsel delivered to either rating agency, together with a letter addressed to the Underwriters, dated the Closing Date, to the effect that each Underwriter may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

          (l) The Underwriters shall have received certificates dated the Closing Date of each of the Seller, the Bank and Valley National, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of each of the Seller, the Bank and Valley National, in which such officer of the Seller, the Bank or Valley National, as the case may be, shall state that, to the best of its knowledge after reasonable investigation,
(i) the representations and warranties of the Seller contained in the Underwriting Agreement and the Pooling and Servicing Agreement, the Bank in each of the Bank Documents or Valley National in the Loan Purchase and Servicing Agreement, as applicable, are true and correct in all material respects, (ii) that Seller, the Bank, or Valley National, as the case may be, has complied with all agreements and satisfied all conditions on its respective part to be performed or satisfied under such agreements at or prior to the Closing Date,
(iii) in the case of the certificate from the Seller only, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (iv) since March 31, 1996, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Bank or Valley National, as applicable, has occurred.

          (m) The Underwriters shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the appropriate filing offices reflecting the transfer of the interest in the Receivables and the proceeds thereof from Valley National to the Bank, from the Bank to the Seller and from the Seller to the Trustee on behalf of the Trust.

          (n) The Class A Certificates shall be rated "AAA" or its equivalent, and the Class B Certificates shall be rated at least "A" or its equivalent, in each case by Moody's and S&P and neither corporation shall have placed either the Class A Certificates or the Class B Certificates under surveillance or review with possible negative implications.

          (o) The issuance of the Certificates shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by the Seller.

          (p) The Underwriters shall have received, upon execution hereof, the duly executed agreement of the Bank in the form attached as Exhibit A.

          The Seller will provide or cause to be provided to the Underwriters such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Underwriters shall reasonably request.

           7. INDEMNIFICATION AND CONTRIBUTION. (a) The Seller will indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Seller will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon the Underwriters' Information; PROVIDED, FURTHER, that the Seller shall not be liable to any Underwriter to the extent that any such loss, claim, damage or liability of such Underwriter arises as a result of a misstatement or omission or alleged misstatement or omission in any related preliminary prospectus that was corrected in the Prospectus (and copies of which Prospectus were furnished to the Underwriters) and such Underwriter, if required by law, failed to give or send to the purchaser, at or prior to the written confirmation of sale, a copy of the Prospectus.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Seller against any losses, claims, damages or liabilities to which the Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller by such Underwriter through the Underwriters specifically for use therein, and will reimburse the Seller for any legal or other expenses reasonably incurred by the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of the counsel appointed by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability from any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnifying party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller on the one hand and the Underwriters on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Seller under this Section shall be in addition to any liability which the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, to each officer of the Seller who has signed the Registration Statement and to each person, if any, who controls the Seller within the meaning of the Act.

           8. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Seller or its officers and of the Underwriters set forth in or made pursuant to the Underwriting Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Certificates. If for any reason the purchase of the Certificates by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to Section 5(m) and the respective obligations of the Seller and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Certificates by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items (iii),
(v) and (vi) of Section 6(d)), the Seller will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Certificates.

           9. FAILURE TO PURCHASE THE CERTIFICATES. If any Underwriter or Underwriters default in its obligations to purchase its portion of Class A and/or Class B Certificates hereunder, and the aggregate principal amount that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Certificates, the Underwriters may make arrangements satisfactory to the Seller for the purchase of such Certificates by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Certificates that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Certificates with respect to such default or defaults exceeds 10% of the total principal amount of the Certificates, and arrangements satisfactory to the Underwriters are not made by the Seller for the purchase of such Certificates by other persons within 48 hours after such default, the Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Seller, except as provided in Section 8. As used in the Underwriting Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

          10. NOTICES. Any written request, demand, authorization, direction, notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Underwriters, when delivered to Banc One Capital Corporation, 90 North High Street, Columbus, Ohio 43215, Attention:
Asset Backed Securities Department (fax # (614) 221-2441) and Salomon Brothers Inc, 7 World Trade Center, New York, New York 10048, Attention: Asset Backed Securities Department (fax # (212) 783-3848), and if sent to the Seller, when delivered to Banc One ABS Corporation, 100 East Broad Street, Columbus, Ohio 43271, Attention: Jeffrey B. Upperman (fax # (614) 248-5099).

11. SUCCESSORS. The Underwriting Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

12. COUNTERPARTS. The Underwriting Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

13. APPLICABLE LAW. The Underwriting Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Seller and the Underwriters in accordance with its terms.


                                        Very truly yours,


                                        BANC ONE ABS CORPORATION

                                        By:
                                           --------------------------------
                                          Name:
                                          Title:

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first written above.

BANC ONE CAPITAL CORPORATION


By:
   ---------------------------
   Name:
   Title:

SALOMON BROTHERS INC


By:
   ---------------------------
   Name:
   Title:

                                                                      SCHEDULE I

                                                     INITIAL PRINCIPAL
UNDERWRITER                            CLASS         AMOUNT OF CERTIFICATES
- -----------                            -----         ----------------------
Banc One Capital
 Corporation                           A             $
Salomon Brothers Inc                   A             $

Banc One Capital
 Corporation                           B             $
Salomon Brothers Inc                   B             $

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                                                                       EXHIBIT A




                                                     June __, 1996

BANC ONE CAPITAL CORPORATION
90 North High Street
Columbus, OH  43215

SALOMON BROTHERS INC
7 World Trade Center
32nd Floor
New York, NY  10048


     Re:  Underwriting Agreement dated June __, 1996 (the
          "Underwriting Agreement") among Banc One ABS Corporation (the "Company"), Banc One Capital Corporation and Salomon Brothers Inc (TOGETHER, THE "UNDERWRITERS")
          ---------------------------------------------------------

Ladies and Gentlemen:

          Pursuant to the Underwriting Agreement, the Company has undertaken certain financial obligations to the Underwriters. Any financial obligations of the Company (including all fees to be paid) under the Underwriting Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; PROVIDED, HOWEVER, that "Joint and Several Obligations" shall mean only the financial obligations of the Company under the Underwriting Agreement (including without limitation the payment of money damages for a breach of any of the Company's representations, warranties or obligations, whether financial or otherwise).

          As a condition of its execution of the Underwriting Agreement, the Underwriters have required the undersigned to acknowledge its joint-and-several liability with the Company for the payment of the Joint and Several Obligations under the Underwriting Agreement.

          Now, therefore, the Underwriters and Bank One, Arizona, NA, do hereby agree that:

          (i) Bank One, Arizona, NA hereby agrees to be absolutely and unconditionally jointly and severally liable with the Company to the Underwriters for the payment of the Joint and Several Obligations.


                                       A-1

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         (ii)  Bank One, Arizona, NA may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters by the Company or another affiliate of Bank One, Arizona, NA

        (iii) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

         (iv) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          (v) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
               Section 7 of the Underwriting Agreement, and no other person will have any right or obligations hereunder.

         (vi) Any written request, demand, authorization, direction, notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Underwriters, when delivered to Banc One Capital Corporation, 90 North High Street, Columbus, Ohio 43215, Attention: Asset Backed Securities Department (fax # (614) 221-2441) and Salomon Brothers Inc, 7 World Trade Center, New York, New York 10048,
               Attention:  Asset Backed Securities Department (fax # (212) 783-
               3848); and if sent to the Seller, when delivered to 100 East Broad Street, Columbus, Ohio 43271, Attention: Jeffrey B. Upperman (fax # (614) 248-5099).


                                       A-2

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          Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Underwriting Agreement.

                                        Very truly yours,

                                        BANK ONE, ARIZONA, NA



                                        By:

                                        ----------------------------------------
                                        Name:
                                        Title:



Acknowledged and Agreed:

BANC ONE CAPITAL CORPORATION


By:
    -------------------------------
     Name:
     Title:



SALOMON BROTHERS INC


By:
    -------------------------------
     Name:
     Title:


                                       A-3